UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549


                                   FORM 8-K


                                CURRENT REPORT



                         Pursuant to Section 13 of the

                        Securities Exchange Act of 1934



Date of Report (Date of earliest event reported):  April 25, 1997


                   Sears Credit Account Master Trust II
              (Exact name of registrant as specified in charter)


Illinois                     33-79186-01            Not Applicable
(State of                    (Commission            (IRS Employer
Organization)                File Number)         Identification No.)

c/o Sears Receivables Financing Group, Inc.
3711 Kennett Pike
Greenville, Delaware                                      19807
(Address of principal executive offices)               (Zip Code)



Registrant's Telephone Number, including area code: (302) 888-3176



Former name, former address and former fiscal year, if changed since last report: Not Applicable

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Item 5. Other Events


        Reference is made to Part II, Item 1 of the Quarterly Report on Form 10-Q of Sears, Roebuck and Co. ("Sears"), attached hereto as Exhibit 99 and incorporated herein by reference, regarding certain bankruptcy collection practices of Sears relating to reaffirmation agreements with bankrupt credit card holders that were not filed with federal bankruptcy courts from 1992 through April 1, 1997 (the "Unfiled Agreements").

        Sears, the servicer with respect to Sears Credit Account Master Trust II (the "Trust"), believes that a portion of the debts relating to Unfiled Agreements may be currently reflected as receivables that have been transferred to the Trust. Such portion has not yet been identified or
quantified, although Sears is working expeditiously to do so.   Subject to
rating agency approval to the extent required by the Pooling and Servicing Agreement, dated as of July 31, 1994, as amended, among Sears, as Servicer, Sears Receivables Financing Group, Inc., as Seller and The First National Bank of Chicago, as Trustee (the "Pooling and Servicing Agreement"), Sears, as Servicer, intends from time to time, to the extent practicable, to cause the receivables in certain accounts that include debts reaffirmed from 1992 through April 1, 1997 (including debts reaffirmed pursuant to Unfiled Agreements) to be removed from the Trust. Such removals will reduce the Seller's residual interest (the "Seller Interest"). To the extent that removing such receivables is not practicable, when receivables relating to Unfiled Agreements are cancelled, Sears, as Servicer, intends to cause such cancellations to be treated as adjustments pursuant to Section 4.06 of the Pooling and Servicing Agreement. Such adjustments will also reduce the Seller Interest. Receivables removed from the Trust or cancelled will not be treated as charged-off amounts allocable to investor certificateholders. Sears, as Servicer, intends to cause the Seller Interest to be maintained
above the minimum       level required by the Pooling and Servicing
Agreement. The proposed actions should not materially affect the interests of any investor certificateholders and should not affect the credit enhancement available to such investor certificateholders.


Item 7. Financial Statements and Exhibits


Exhibit No.

99. Part II, Item 1 of the Quarterly Report on Form 10-Q of Sears, Roebuck and Co. for the quarterly period ended March 29, 1997.

                                  SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                Sears Credit Account Master Trust II
                                                (Registrant)


                        By:     Sears Receivables Financing Group, Inc.
                                        (Originator of the Trust)



                        By:     /S/ Gary D. Farrar
                                Gary D. Farrar
                                Vice President, Administration


Date:   April 25, 1997

                                 EXHIBIT INDEX


Exhibit No.


99. Part II, Item 1 of the Quarterly Report on Form 10-Q of Sears, Roebuck and Co. for the quarterly period ended March 29, 1997.














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